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                                                                    EXHIBIT 20.2



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                                                                       EXHIBIT C

          FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-2

                         FIRST UNION DIRECT BANK, N.A.

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                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------


         The information which is required to be prepared with respect to the distribution date of June 20, 1997 and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

         1     The amount of the current monthly distribution in
               respect of Class A Monthly Principal. . . . . . . . . .            0.00

         2     The amount of the current monthly distribution in
               respect of Class B Monthly Principal. . . . . . . . . .            0.00

         3     The amount of the current monthly distribution in
               respect of Collateral Monthly Principal. . . . . . . .             0.00

         4     The amount of the current monthly distribution in
               respect of Class A Monthly Interest. . . . . . . . . .     1,497,687.50

         5     The amount of the current monthly distribution in
               respect of Class A Deficiency Amounts. . . . . . . . .             0.00

         6     The amount of the current monthly distribution in
               respect of Class A Additional Interest. . . . . . . . .            0.00

         7     The amount of the current monthly distribution in
               respect of Class B Monthly Interest. . . . . . . . . .       125,288.58

         8     The amount of the current monthly distribution in
               respect of Class B Deficiency Amounts. . . . . . . . .             0.00

         9     The amount of the current monthly distribution in
               respect of Class B Additional Interest. . . . . . . . .            0.00


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
         10    The amount of the current monthly distribution in
               respect of Collateral Monthly Interest. . . . . . . . .      135,406.63

         11    The amount of the current monthly distribution in
               respect of any accrued and unpaid Collateral
               Monthly Interest . . . . . . . . . . . . . . . . . . .             0.00

B.       Information Regarding the Performance of the Trust

         1     Collection of Principal Receivables

               (a)   The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Class A Certificates. . . . .. . . . . . . . . .    26,229,280.69

               (b)   The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Class B Certificates. . . . .. . . . . . . . . .     2,146,079.75

               (c)   The aggregate amount of Principal Collections
                     processed during the related Monthly Period
                     which were allocated in respect of the
                     Collateral Interest. . . . . . . . . . . . . . .     3,417,760.52

         2     Principal Receivables in the Trust

               (a)   The aggregate amount of Principal
                     Receivables in the Trust as of the end of the
                     day on the last day of the related Monthly
                     Period (ending Principal balance). . . . . . . . 3,502,994,002.11


               (b)   The amount of Principal Receivables in the
                     Trust represented by the Investor Interest of
                     Series 1996-2 as of the end of the day on the
                     last day of the related Monthly Period. . . . . .  363,636,975.00

               (c)   The amount of Principal Receivables in the
                     Trust represented by the Series 1996-2
                     Adjusted Investor Interest as of the end of the
                     day on the last day of the related Monthly
                     Period. . . . . . . . . . . .. . . . . . . . . .   363,636,975.00


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
               (d)   The amount of Principal Receivables in the
                     Trust represented by the Class A Investor
                     Interest as of the end of the day on the last
                     day of the related Monthly Period. . . . . . . .   300,000,000.00

               (e)   The amount of Principal Receivables in the
                     Trust represented by the Class A Adjusted
                     Investor Interest as of the end of day on the
                     last day of the related Monthly Period. . . . . .  300,000,000.00

               (f)   The amount of Principal Receivables in the
                     Trust represented by the Class B Investor
                     Interest as of the end of the day on the last
                     day of the related Monthly Period. . . . . . . .    24,546,000.00

               (g)   The amount of Principal Receivables in the
                     Trust represented by the Collateral Interest as
                     of the end of the day on the last day of the
                     related Monthly Period. . . .. . . . . . . . . .    39,090,975.00

               (h)   The Floating Investor Percentage with respect
                     to the related Monthly Period. . . . . . . . . .           10.18%

               (i)   The Class A Floating Allocation with respect
                     to the related Monthly Period. . . . . . . . . .            8.40%

               (j)   The Class B Floating Allocation with respect
                     to the related Monthly Period. . . . . . . . . .            0.69%

               (k)   The Collateral Floating Allocation with respect
                     to the related Monthly Period. . . . . . . . . .            1.09%

               (l)   The Fixed Investor Percentage with respect to
                     the related Monthly Period. .. . . . . . . . . .        N/A

               (m)   The Class A Fixed Allocation with respect to
                     the related Monthly Period.  . . . . . . . . . .        N/A

               (n)   The Class B Fixed Allocation with respect to
                     the related Monthly Period . . . . . . . . . . .        N/A

               (o)   The Collateral Fixed Allocation with respect to         N/A
                     the related Monthly Period . . . . . . . . . . .


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
         3     Rebate Accounts

               The aggregate amount of                 Principal        Percentage of
               Principal Receivables arising in         Account             Total
               Rebate Accounts with respect             Balance          Receivables
               to the related Monthly Account
               Receivables                             123,845,778.35            3.47%

         4     Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                       Aggregate        Percentage of
                                                        Account             Total
                                                        Balance          Receivables

               (a)   35 - 64 days:. . . . . . . .       55,222,512.98            1.55%
               (b)   65 - 94 days:. . . . . . . .       34,488,647.33            0.97%
               (c)   95 - 124 days:. . . . . . . .      26,258,144.41            0.74%
               (d)   125 - 154 days:. . . . . . .       20,640,811.99            0.58%
               (e)   155 - or more days days:. . .      28,666,775.91            0.80%
                                   Total               165,276,892.62            4.63%

         5     Investor Default Amount

               (a)   The Aggregate Investor Default Amount for
                     the related Monthly Period . . . . . . . . . . .     2,249,679.41

               (b)   The Class A Investor Default Amount for
                     the related Monthly Period . . . . . . . . . . .     1,855,982.40

               (c)   The Class B Investor Default Amount for
                     the related Monthly Period . . . . . . . . . . .       151,856.48

               (d)   The Collateral Default Amount for
                     the related Monthly Period . . . . . . . . . . .       241,840.54

         6     Investor Charge Offs

               (a)   The aggregate amount of Class A Investor
                     Charge Offs for the related Monthly Period. . . .            0.00

               (b)   The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(a) above per $1,000
                     of original certificate principal amount. . . . .            0.00


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
               (c)   The aggregate amount of Class B Investor
                     Charge Offs for the related Monthly Period. . . .            0.00

               (d)   The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(c) above per $1,000
                     of original certificate principal amount. . . . .            0.00

               (e)   The aggregate amount of Collateral
                     Charge Offs for the related Monthly Period. . . .            0.00

               (f)   The aggregate amount of Collateral Charge-
                     Offs set forth in 5(e) above per $1,000 of
                     original certificate principal amount. . . . . .             0.00

               (g)   The aggregate amount of Class A Investor
                     Charge Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date. . .            0.00

               (h)   The aggregate amount of Class A Investor
                     Charge Offs set forth in 5(g) above per $1,000
                     original certificate principal amount reimbursed
                     on the Transfer Date immediately preceding
                     this Distribution Date. . . .. . . . . . . . . .             0.00

               (i)   The aggregate amount of Class B Investor
                     Charge Offs reimbursed on the Transfer
                     Date immediately preceding this Distribution
                     Date. . . . . . . . . . . . .. . . . . . . . . .             0.00

               (j)   The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(i) above per $1,000
                     original certificate principal amount
                     reimbursed on the Transfer Date
                     immediately preceding this Distribution Date.                0.00

               (k)   The aggregate amount of Collateral Charge
                     Offs reimbursed on the Transfer Date
                     immediately preceding this Distribution Date                 0.00

               (l)   The aggregate amount of Class B Investor
                     Charge Offs set forth in 5(i) above per $1,000
                     original certificate principal amount
                     reimbursed on the Transfer Date
                     immediately preceding this Distribution Date.                0.00

         7     Investor Servicing Fee

               (a)   The amount of the Class A Servicing Fee


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
                     payable by the Trust to the Servicer for the
                     related Monthly Period. . . .. . . . . . . . . .             0.00

               (b)   The amount of the Class B Servicing Fee
                     payable by the Trust to the Servicer for the
                     related Monthly Period. . . .. . . . . . . . . .             0.00

               (c)   The amount of the Collateral Servicing Fee
                     payable by the Trust to the Servicer for the
                     related Monthly Period. . . .. . . . . . . . . .             0.00
               (d)   the amount of Servicer Interchange payable
                     by the Trust to the Servicer for the related
                     Monthly Period. . . . . . . .. . . . . . . . . .             0.00

         8    Reallocations

              (a)   The amount of Reallocated Collateral
                    Principal Collections with respect to this
                    Distribution Date. . . . . . . . . . . . . . . .              0.00

              (b)   The amount of Reallocated Class B
                    Principal Collections with respect to this
                    Distribution Date. . . . . . . . . . . . . . . .              0.00

              (c)   The Collateral Interest as of the close of
                    business on this Distribution Date. . . . . . . .    39,090,975.00

              (d)   The Class B Investor Interest as of the close of
                    business on this Distribution Date. . . . . . . .    24,546,000.00

         9    Collection of Finance Charge Receivables

              (a)   The aggregate amount of Collections of
                    Finance Charge Receivables processed
                    during the related Monthly Period which were
                    allocated in respect of the Class A Certificates      4,215,118.69

              (b)   The aggregate amount of Collections of
                    Finance Charge Receivables processed
                    during the related Monthly Period which were
                    allocated in respect of the Class B Certificates        344,881.01

              (c)   The aggregate amount of Collections of
                    Finance Charge Receivable processed
                    during the related Monthly Period which were
                    allocated in respect of the Collateral Interest.        549,243.66

         10   Principal Funding Account


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
               (a)   The principal amount on deposit in the
                     Principal Funding Account on the related
                     Transfer Date. . . . . . . . . . . . . . . . . .             0.00

               (b)   The Accumulation Shortfall with respect to
                     the related Monthly Period . . . . . . . . . . .             0.00

               (c)   The Principal Funding Investment Proceeds
                     deposited in the Finance Charge Account on
                     the related Transfer Date. . . . . . . . . . . .             0.00

               (d)   The amount of all or the portion of the
                     Reserve Draw Amount deposited in the
                     Finance Charge Account on the related
                     Transfer date from the Reserve Account. . . . .              0.00

         11    Reserve Draw Amount. . . . . . . . . . . . . . . . . .             0.00

         12    Available Funds


               (a)   The amount of Class A Available Funds on
                     deposit in the Finance Charge Account on
                     the related Transfer Date. . . . . . . . . . . .     4,215,118.69

               (b)   The amount of Class B Available Funds on
                     deposit in the Finance charge Account on
                     the related Transfer Date  . . . . . . . . . . .       344,881.01

               (c)   The amount of Collateral Available Funds on
                     deposit in the Finance Charge Account on
                     the related Transfer Date  . . . . . . . . . . .       549,243.66

         13    Portfolio Yield

               (a)   The Portfolio Yield for the related Monthly
                     Period . . . .  . . . . . . . . . . . . . . . . .           9.44%

               (b)   The Portfolio Adjusted Yield for the related
                     Monthly Period. . . . . . . . . . . . . . . . . .           3.10%

C.       Floating Rate Determinations

         1     LIBOR for the Interest Period ending on this
               Distribution Date . . . . . . . . . . . . . . . . . . .        5.68750%


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
         2     Number of days in this interest period. . . . . . . . .               31

         3     Interest Factor. . . . . . . . . . . . . . . . . . . .          0.58027%

D.       CUSIP Numbers

         1     Class A. . . . . . . . . . . . . . .. . . . . . . . . .        337365AC4

         2     Class B. . . . . . . . . . . . . . .. . . . . . . . . .        337365AD2










                                            FIRST UNION DIRECT BANK, N.A.
                                            Servicer




                                            By: /s/ JAMES H. GILBRAITH II
                                            ------------------------------------


                                            James H. Gilbraith II
                                            Vice President and Managing Director
                                            First Union Direct Bank, N.A.



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